UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
March 30, 2005

____________________

PATIENT SAFETY TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	814-00159	133419202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Wilshire Boulevard, Suite 1500
Santa Monica, California 90401
(Address of principal executive offices and zip code)

(Registrant’s Telephone Number, Including Area Code): (310) 752-1416

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On March 30, 2005, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Patient Safety Technologies, Inc. (formerly, Franklin Capital Corporation) (the “Company”) approved the payment of annual cash salary and granted awards of restricted stock and stock options under the Company’s 2005 Stock Option and Restricted Stock Plan to each of the Company’s executive officers in respect of the year ending December 31, 2005. The following table sets forth the annual cash salary and the number of stock options and shares of restricted stock awarded to each of the Company’s executive officers in respect of the year ending December 31, 2005:

		Number of Stock	Number of Shares of
Name and Position	Salary	Options(1)	Restricted Stock(2)
Milton “Todd” Ault III	$150,000	30,000	20,000
Chairman of the Board and Chief Executive Officer
Lynne Silverstein	$120,000	15,000	10,000
President and Secretary
Louis Glazer	$120,000	30,000	20,000
Chief Health & Sciences Officer of Patient Safety Consulting Group LLC
Melanie Glazer	$80,000	15,000	10,000
Manager of Franklin Capital Properties, LLC

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(1)	The exercise price is $15.80 per share, which was the closing sales price of the Company’s common stock on the American Stock Exchange on March 30, 2005. Forty percent (40%) of the options vested immediately as of March 30, 2005 and the remaining sixty percent (60%) of the options will vest on January 1, 2006, subject to earlier vesting on a change in control or the termination of an employee’s employment due to death or disability and to such other terms as are set forth in the award agreement.

(2)	Forty percent (40%) of the restricted stock awards vested immediately as of March 30, 2005 and the remaining sixty percent (60%) of the restricted stock will vest on January 1, 2006, subject to earlier vesting on a change in control or the termination of an employee’s employment due to death or disability and to such other terms as are set forth in the award agreement.

DESCRIPTION OF COMPENSATION PAYABLE TO NON-MANAGEMENT DIRECTORS

     On March 30, 2005, the Board of Directors (the “Board”) of Patient Safety Technologies, Inc. (formerly, Franklin Capital Corporation) (the “Company”), approved the payment of the following compensation to each non-management director of the Board in respect of his and her services on the Board and its committees:

		Number of Stock	Number of Shares of
Name	Fees (2)	Options (1)	Restricted Stock (1)
Alice Campbell — Class II Director	$500 for each Board
Chairperson of the Audit Committee (3)	meeting attended	6,500	2,500
Herbert Langsam — Class II Director (4)	$500 for each Board
Chairman of the Compensation Committee	meeting attended	6,500	2,000
Lytle Brown III — Class I Director (5)	$500 for each Board
	meeting attended	6,500	2,000

(1)	Options and shares of restricted stock are awarded under the 2005 Stock Option and Restricted Stock Plan.

(2)	The Company will also reimburse each non-management director for customary expenses for attending Board, committee and shareholder meetings.

(3)	The exercise price is $15.80 per share, which was the closing sales price of the Company’s common stock on the American Stock Exchange on March 30, 2005. The vesting period of the options and restricted stock granted above is as follows:

Options 3,250 options are vested immediately as of March 30, 2005 1,625 options will vest on July 1, 2005 1,625 options will vest on October 1, 2005

Restricted Stock

1,500 shares of restricted stock are vested immediately as of March 30, 2005 500 shares of restricted stock will vest on July 1, 2005 500 shares of restricted stock will vest on October 1, 2005

Included in the restricted stock amount above is 500 shares of restricted stock awarded to Ms. Campbell for her service as chairperson of the Audit Committee.

The vesting of options and restricted stock are subject to earlier vesting on a change in control or the termination of an employee’s employment due to death or disability and to such other terms as are set forth in the award agreement.

(4)	The exercise price is $15.80 per share, which was the closing sales price of the Company’s common stock on the American Stock Exchange on March 30, 2005. The vesting period of the options and restricted stock granted above is as follows:

Options

3,250 options are vested immediately as of March 30, 2005 1,625 options will vest on July 1, 2005 1,625 options will vest on October 1, 2005

Restricted Stock

1,000 shares of restricted stock are vested immediately as of March 30, 2005 500 shares of restricted stock will vest on July 1, 2005 500 shares of restricted stock will vest on October 1, 2005

The vesting of options and restricted stock are subject to earlier vesting on a change in control or the termination of an employee’s employment due to death or disability and to such other terms as are set forth in the award agreement.

(5)	The exercise price is $15.80 per share, which was the closing sales price of the Company’s common stock on the American Stock Exchange on March 30, 2005. The vesting period of the options and restricted stock granted above is as follows:

Options

3,250 options are vested immediately as of March 30, 2005 1,625 options will vest on July 1, 2005 1,625 options will vest on October 1, 2005

Restricted Stock

1,000 shares of restricted stock are vested immediately as of March 30, 2005 500 shares of restricted stock will vest on July 1, 2005 500 shares of restricted stock will vest on October 1, 2005

The vesting of options and restricted stock are subject to earlier vesting on a change in control or the termination of an employee’s employment due to death or disability and to such other terms as are set forth in the award agreement.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATIENT SAFETY TECHNOLOGIES, INC.

DATE: April 5, 2005	By: /s/ Milton C. Ault III Name: Milton C. Ault III Title: Chairman & Chief Executive Officer